UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 29, 2014
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 887-6400
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 29, 2014, Kennedy-Wilson Holdings, Inc. (the “Company”), through its wholly owned subsidiary, Kennedy-Wilson Inc., entered into employment agreements with Kent Mouton, the Company’s Executive Vice President and General Counsel, Matthew Windisch, the Company’s Executive Vice President and Justin Enbody, the Company’s Chief Financial Officer.

The employment agreement with Mr. Mouton provides, among other things:

•	a term of five years, expiring on December 29, 2019;

•	an annual base salary of $800,000;

•	that Mr. Mouton will receive an annual performance bonus and equity compensation in amounts approved by the Company’s compensation committee or board of directors, as applicable;

•
that, upon death or termination for disability, Mr. Mouton will be entitled to (i) the payment of (A) the sum of (x) the base salary that otherwise would have been paid throughout the remainder of the employment term, plus (y) the amount of Mr. Mouton’s performance bonus for the most recent calendar year prior to the triggering event or (B) such other amount that the Company’s compensation committee may determine from time to time (the Company may discharge its obligation to pay the amount described in (i) by purchasing and paying for the premiums for one or more insurance policies with the beneficiary being Mr. Mouton), and (ii) the vesting of all unvested equity-based compensation awards granted to Mr. Mouton;

•
that, upon termination of Mr. Mouton’s employment without “cause” or Mr. Mouton’s resignation for “good reason” (each as defined in Mr. Mouton’s employment agreement), Mr. Mouton will be entitled to (i) the continued payment of base salary (not taking into account any reduction in base salary that constituted good reason) and benefit continuation (other than continued participation in the Company’s 401(k) plan) through the remainder of the employment term, (ii) the vesting of all unvested equity-based compensation awards granted to Mr. Mouton, and (iii) a lump sum severance payment in an amount equal to:

•	two times the average of the sum of the following for the three preceding fiscal years:

•	Mr. Mouton’s annual base salary (not taking into account any reduction in base salary that constituted good reason);

•	Mr. Mouton’s performance bonus; and

•
the value of the annual equity-based compensation award granted to Mr. Mouton (which will be deemed, for each fiscal year, to be the greater of (1) the grant date fair value of the award for such fiscal year, or (2) $1,750,000), less

•
an amount equal to (1) Mr. Mouton’s monthly base salary in effect as of the time of such termination (not taking into account any reduction in base salary that constituted good reason) multiplied by (2) the number of months remaining in Mr. Mouton’s term of employment as of such date.

The employment agreement with Mr. Windisch provides, among other things:

•	a term of five years, expiring on December 29, 2019;

•	an annual base salary of $600,000;

•	that Mr. Windisch will receive an annual performance bonus and equity compensation in amounts approved by the Company’s compensation committee or board of directors, as applicable;

•
that, upon death or termination for disability, Mr. Windisch will be entitled to (i) the payment of (A) the sum of (x) the base salary that otherwise would have been paid throughout the remainder of the employment term, plus (y) the amount of Mr. Windisch’s performance bonus for the most recent calendar year prior to the triggering event or (B) such other amount that the Company’s compensation committee may determine from time to time (the Company may discharge its obligation to pay the amount described in (i) by purchasing and paying for the premiums for one or more insurance policies with the beneficiary being Mr. Windisch), and (ii) the vesting of all unvested equity-based compensation awards granted to Mr. Windisch;

•
that, upon termination of Mr. Windisch’s employment without “cause” or Mr. Windisch’s resignation for “good reason” (each as defined in Mr. Windisch’s employment agreement), Mr. Windisch will be entitled to (i) the continued payment of base salary (not taking into account any reduction in base salary that constituted good reason) and benefit continuation (other than continued participation in the Company’s 401(k) plan) through the remainder of the employment term, (ii) the vesting of all unvested equity-based compensation awards granted to Mr. Windisch, and (iii) a lump sum severance payment in an amount equal to:

•	two times the average of the sum of the following for the three preceding fiscal years:

•	Mr. Windisch’s annual base salary (not taking into account any reduction in base salary that constituted good reason);

•	Mr. Windisch’s performance bonus; and

•
the value of the annual equity-based compensation award granted to Mr. Windisch (which will be deemed, for each fiscal year, to be the greater of (1) the grant date fair value of the award for such fiscal year, or (2) $2,000,000), less

•
an amount equal to (1) Mr. Windisch’s monthly base salary in effect as of the time of such termination (not taking into account any reduction in base salary that constituted good reason) multiplied by (2) the number of months remaining in Mr. Windisch’s term of employment as of such date.

The employment agreement with Mr. Enbody provides, among other things:

•	a term of five years, expiring on December 29, 2019;

•	an annual base salary of $600,000;

•	that Mr. Enbody will receive an annual performance bonus and equity compensation in amounts approved by the Company’s compensation committee or board of directors, as applicable;

•
that, upon death or termination for disability, Mr. Enbody will be entitled to (i) the payment of (A) the sum of (x) the base salary that otherwise would have been paid throughout the remainder of the employment term, plus (y) the amount of Mr. Enbody’s performance bonus for the most recent calendar year prior to the triggering event or (B) such other amount that the Company’s compensation committee may determine from time to time (the Company may discharge its obligation to pay the amount described in (i) by purchasing and paying for the premiums for one or more insurance policies with the beneficiary being Mr. Enbody), and (ii) the vesting of all unvested equity-based compensation awards granted to Mr. Enbody;

•
that, upon termination of Mr. Enbody’s employment without “cause” or Mr. Enbody’s resignation for “good reason” (each as defined in Mr. Enbody’s employment agreement), Mr. Enbody will be entitled to (i) the continued payment of base salary (not taking into account any reduction in base salary that constituted good reason) and benefit continuation (other than continued participation in the Company’s 401(k) plan) through the remainder of the employment term, (ii) the vesting of all unvested equity-based compensation awards granted to Mr. Enbody, and (iii) a lump sum severance payment in an amount equal to:

•	two times the average of the sum of the following for the three preceding fiscal years:

•	Mr. Enbody’s annual base salary (not taking into account any reduction in base salary that constituted good reason);

•	Mr. Enbody’s performance bonus; and

•
the value of the annual equity-based compensation award granted to Mr. Enbody (which will be deemed, for each fiscal year, to be the greater of (1) the grant date fair value of the award for such fiscal year, or (2) $1,500,000), less

•
an amount equal to (1) Mr. Enbody’s monthly base salary in effect as of the time of such termination (not taking into account any reduction in base salary that constituted good reason) multiplied by (2) the number of months remaining in Mr. Enbody’s term of employment as of such date.

The above description of the employment agreement amendments is not complete and is qualified in its entirety by reference to the terms of the amendments, which are filed as exhibits to this Current Report.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 29, 2014, the Company’s Board of Directors adopted the Amended and Restated Bylaws of Kennedy-Wilson Holdings, Inc., filed as Exhibit 3.1 herewith.

The amended bylaws provide, among other things:

•
that the Board of Directors may determine to hold meetings of stockholders solely by means of remote communication (i.e., a “virtual meeting”) in accordance with Section 211(a) of the Delaware General Corporation Law (the “DGCL);

•
that the voting standard required to approve general matters brought before a meeting of stockholders (i.e., items other than the election of directors and matters for which the Company’s certificate of incorporation or bylaws, the DGCL or the rules or regulations of any stock exchange applicable to the Company prescribe a specific vote) shall be “a majority of the votes cast” on the matter;

•
that stockholders seeking to act by written consent in lieu of a meeting must first request that the Board of Directors fix a record date for determining stockholders entitled to act by written consent;

•	consolidated advance notice requirements for all stockholder business proposals and director nominations;

•	that the Board of Directors may take action in lieu of a meeting by unanimous consent given by electronic transmission in accordance with Section 141(f) of the DGCL; and

•	that Directors of the Company’s classified board may not be removed without cause in accordance with Section 141(d) of the DGCL.

The above description of the amended bylaws is not complete and is qualified in its entirety by reference to the Amended and Restated Bylaws of Kennedy-Wilson Holdings, Inc., which is filed as an exhibit to this Current Report and is incorporated by reference into this Item 5.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Kennedy-Wilson Holdings, Inc.
10.1	Employment Agreement, dated as of December 29, 2014, by and between Kennedy-Wilson, Inc. and Kent Mouton.
10.2	Employment Agreement, dated as of December 29, 2014, by and between Kennedy-Wilson, Inc. and Matt Windisch.
10.3	Employment Agreement, dated as of December 29, 2014, by and between Kennedy-Wilson, Inc. and Justin Enbody.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: December 29, 2014